GENERAL SECURITY AGREEMENT
(Including Pledge of Securities by Borrower)



1. DEBTOR (name and address)(1):

                  COLEMAN NATURAL MEATS,  INC.
                  5140 RACE COURT, SUITE 4
                  DENVER, CO 80216

2. BANK:          NORWEST BANK COLORADO, NATIONAL ASSOCIATION
                  1740 BROADWAY
                  DENVER, CO 80274

3. COLLATERAL:    Norwest Investment Services, Inc. account #84126668801 in the name of Coleman Natural Meats, Inc. and all proceeds thereof.




and all money, securities and other instruments, documents, chattel paper, accounts, contract rights, general intangibles, credits, claims, demands and any other property, rights and interests of Debtor which shall at any time come into the possession, custody or control of Bank for any purpose and in any manner. Bank shall be deemed in possession of any of the collateral in transit to Bank.

4. OBLIGATIONS: (a) All Indebtedness evidenced and created by the following described promissory note (the "Note") payable to the order of Bank, and all renewals, extensions and amendments thereof:

         1st Note                       2nd Note
Date:    June 07, 1996                  June 07, 1996

Amount:  $2,300,000.00 Plus Interest    $2,000,000.00 Plus Interest
(substituted for note dated 10-27-95)
Maturity Date: November 01, 1996        November 01,  1996




Maker (If other than Debtor):

(b) future advances made by Bank to Debtor, plus interest thereon; (c) all expenditures made or incurred by Bank pursuant to the provisions of the Note and this agreement; and (d) all other obligations of Debtor to Bank, direct or indirect, absolute or contingent, now existing or hereafter arising.

Other:

THE TERMS AND CONDITIONS ON THE REVERSE SIDE ARE A PART OF THIS AGREEMENT.

Dated: June 07,  1996
      -----------------------

                                        COLEMAN NATURAL MEATS, INC.

                                        By:          /s/ LEE ARST
                                           ----------------------------------
                                        Title:       President/CEO
                                              -------------------------------

                                        By:     /s/  RICHARD DUTKIEWICZ
                                           ----------------------------------
                                        Title:    Vice President/CFO
                                              -------------------------------


ADDITIONAL TERMS AND CONDITIONS

5. SECURITY INTEREST. To secure payment and performance of the Obligations, Debtor hereby grants to Bank a security interest in the Collateral and in its products and accessions.

6.   WARRANTIES AND REPRESENTATIONS.  Debtor warrants and represents to Bank:
     (a) Debtor has title to the Collateral free and clear of all liens, security interests, restrictions, setoffs, adverse claims, assessments, defaults, prepayments, defenses and conditions precedent except as disclosed thereon or to Bank; (b) the Collateral is enforceable in accordance with its terms, is genuine and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated thereon have authority and capacity to contract and are bound as they appear to be; (c) no financing statement covering any of the Collateral is on file in any public office other than those: (i) which reflect the security interest created by this agreement or (ii) to which Bank has specifically consented; (d) if Debtor is a corporation, its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this agreement; (e) the execution and delivery of this agreement will not violate any law or agreement governing Debtor or to which Debtor is a party; and (f) all information and statements on the front page of this agreement are true and correct.

(1) If any of the Collateral is accounts or general intangibles, give also, if different, the address of Debtor's chief executive office.

7. COVENANTS OF DEBTOR. Unless and until Bank consents in writing to another course of action, Debtor covenants and agrees (a) Bank will also have a security interest in all securities and other property, rights or interests of any description at any time issued or issuable as an addition to, in substitution or exchange for or with respect to the Collateral, including without limitation shares issued as dividends or as the result of any reclassification, split-up or other corporate reorganization. Debtor will hold in trust for and deliver promptly to Bank, in the exact form received all such securities or other property that comes into the possession, custody or control of Debtor. Upon demand Debtor will execute, assign and endorse all proxies, applications, acceptances, stock powers, chattel paper, documents, instruments and other evidences of payment or writings constituting or relating to any of the Collateral or such other property. All assignments and endorsements by Debtor will be in such form and substance as may be satisfactory to Bank and Debtor hereby waives presentment, notice of dishonor, protest, demand and all other notices with respect thereto. (b) if Bank at any time deems the Collateral unsatisfactory, upon demand Debtor will furnish such additional collateral or make such payment upon the Obligations as Bank may* request. (c) Debtor will not sell or assign any of the Collateral, will keep it free of liens, security interests and adverse claims other than the security interests contemplated by (c) or paragraph 6; will promptly notify Bank of any event of default as defined in paragraph 9; will defend the Collateral against the claims and demands of all persons, and will pay promptly all taxes and assessments with respect to the Collateral. (d) At its option Bank may discharge taxes, liens, security interests and other claims against the Collateral and may pay for the maintenance, preservation and protection thereof, including costs and expenses incidental to any actions undertaken by Bank pursuant to paragraph 8. Debtor will reimburse Bank on demand for any payments so made. Any such payments by Bank shall become part of the Obligations, bearing interest at the same rate as the Note. (e) Debtor will from time to time execute financing statements and other documents in form satisfactory to Bank (and pay the cost of filing or recording them in whatever public offices the Bank deems necessary) and perform such other acts as Bank may request to perfect and maintain a valid security interest in the Collateral. *reasonably

8. RIGHTS OF BANK. (a) Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as Debtor shall request, but failure to honor any such request shall not of itself be deemed a failure to exercise reasonable care. Bank shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties nor to protect, preserve or maintain any security interest given to secure the Collateral. (b) In its discretion and without notice Bank may take any one or more of the following actions (and Bank is hereby irrevocably appointed Debtor's attorney-in-fact to accomplish this), without liability except to account for property actually received by it: (i) transfer to or register in its name or the name of its nominee any of the Collateral, with or without indication of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them or apply them to the Obligations in any order of priority; (ii) insure any of the Collateral; (iii) exchange any of the Collateral for other property upon a reorganization, recapitalization or other readjustment and, in connection therewith, deposit any of the Collateral with any committee or depository upon such terms as Bank may determine, (iv) in its names or in the name of Debtor demand, sue for, collect or receive any money of property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse notes, checks, drafts, money orders, documents of little or other evidences of payment, shipment or storage in the name of Debtor; (v) make any compromise or settlement deemed advisable with respect to any of the Collateral; (vi) renew, extend, or otherwise change the terms and conditions of any of the Collateral or the Obligations*; (vii) release any Collateral or any property given as security for any of the Obligations, and (viii) add or release any guarantor, endorser, surety or other party of any of the Collateral or the Obligations. (c) Bank shall be under no duty to exercise or to withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to bank in this agreement, and shall not be responsible for any failure to do so or delay in so doing. * upon written request of Debtor.

9. EVENTS OF DEFAULT. The Events of Defaults are set forth in the Loan
Agreements.

10. REMEDIES. (a) Upon the occurrence of any event of default and at any time thereafter Bank shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code ("UCC") as then in effect in Colorado, regardless of whether the UCC applies to the security transactions covered by this agreement, including without limitation the right to accelerate the maturity of the Obligations, without notice or demand, and to take possession of the Collateral and any proceeds thereof wherever located. Debtor shall make the Collateral available to Bank at a place to be designated by Bank that is reasonably convenient for both parties. If notice is required, Bank shall give to Debtor at least five days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition is to be made. (b) If Bank in good faith believes that the Securities Act of 1933 or any other state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Collateral, Bank may sell such Collateral privately or in any other manner deemed advisable by Bank at such price or prices as Bank determines in its sole discretion. Debtor recognizes that such prohibition or restriction may cause the Collateral to have less value than it otherwise would have and that, consequently, such sale or disposition by Bank may result in a lower sales price than if the sale were otherwise held. (c) As a supplementary or additional remedy, Bank shall also be entitled, without notice or demand and to the extent permitted by law: (i) to exercise of continue to exercise all of the rights granted to Bank in paragraph 8 or (ii) to have a receiver appointed to take charge of all or any part of the Collateral, exercising all of the rights granted to Bank in paragraph 8. (d) Bank may also cause any of the Collateral to be transferred to or registered in its name or the name of its nominee and, whether or not transferred or registered, may exercise or cause to be exercised all voting powers with respect to such Collateral as if the absolute owner thereof. For this purpose Bank is hereby irrevocably appointed Debtor's attorney-in-fact. (e) To the extent allowed by law, Debtor shall pay Bank all expenses of retaking, holding, preparing for sale, sellng and the like, including reasonable attorneys' fees and legal expenses, and such costs shall be paid out of the proceeds of disposition of the Collateral. Such proceeds may be applied to the Obligations in any order of priority determined by Bank.

11. GENERAL. (a) The terms "Debtor," "Bank," "Collateral," "Obligations" and "Note" are defined in paragraphs 1, 2, 3 and 4. Where Debtor and the obligor on the Obligations are not the same, the term "Debtor" herein means the owner of the Collateral in any provision dealing with the Collateral, the obligor in any provision dealing with the Obligations, and both where the context so requires. (b) No default shall be waived by Bank except in writing and no waiver of any payment or other right under this agreement shall operate as a waiver of any other payment or right. (c) Bank may assign, transfer or deliver any of the Collateral to any transferee of any of the Obligations, and thereafter shall be fully discharged from all responsibility with respect to such Collateral. The transferee shall be vested with all the powers and rights of Bank hereunder with respect to such Collateral, but Bank shall retain all rights and powers hereunder with respect to any of the Collateral remaining. (d) If there is more than one Debtor, all of the terms and conditions of this agreement shall apply to each and any of them. (e) Without affecting any obligations of Debtor under this agreement Bank without notice or demand may renew, extend of any of the Obligations, release any Collateral, and add or release any guarantor, endorsor, surety or other party to any of the Obligations. (f) Any consent, notice and other communication required or contemplated by this agreement shall be in writing ****it shall be deemed given if mailed*****, postage prepaid to Debtor****** at the address given on the reverse side hereof or at such other address given by notice as herein provided. (g) A carbon, photographic or other reproduction of this agreement or a financing statement shall be sufficient as a financing statement. (h) Debtor hereby expressly grants Bank a power of attorney and appoints and constitutes Bank as Debtor's agent, for the purpose and with the power to sign on behalf of Debtor in Debtor's name, one or more financing statements covering any of the Collateral described herein or in any other
Bank security agreement executed by Debtor. (i) Debtor hereby authorizes each city, county, state of federal government to release to Bank all information which Bank may request pertaining to any sales, use or other taxes imposed by such governmental entity, other then personal or corporate income tax. The state may retain a copy of this agreement. (j) (k) This agreement shall be construed under and governed by the laws of Colorado. (l) All of the rights of Bank under this agreement shall be cumulative and shall inure to the benefit of its successors and assigns. All obligations of Debtor hereunder shall be binding upon the heirs, legal representatives, successors and assigns of Debtor.

*******See Exhibit A which is attached hereto and incorporated herein.

                                  EXHIBIT A


This Exhibit is attached and made a part of the General Security Agreement for Inventory and Accounts between Coleman Natural Meats, Inc. (Borrower) and Norwest Bank Colorado, National Association (Bank) and further describes the changes in the General Security Agreement.

****     and

*****    three (3) days after being mailed.

******   or Bank

******* (N) This Agreement is subject to Arbitration in accordance with the Loan Agreement.


COLEMAN NATURAL MEATS, INC.


By:            /s/ LEE ARST
   ------------------------------------
                 Lee Arst
Title:         President/CEO
      ---------------------------------


By:        /s/  RICHARD DUTKIEWICZ
   ------------------------------------
             Richard Dutkiewicz
Title:       Vice President/CFO
      ---------------------------------